SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 October 5, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                      American Bancorp of New Jersey, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                     0-51500                 55-0897507
----------------------------         ----------              -------------
(State or other jurisdiction         (File No.)              (IRS Employer
 of incorporation)                                        Identification Number)


365 Broad Street, Bloomfield, New Jersey                          07003
----------------------------------------                          -----
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (973) 748-3600
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                      AMERICAN BANCORP OF NEW JERSEY, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01  Other Events
           ------------

         On October 5, 2005, the Registrant completed its sale of common stock in connection with the mutual-to-stock conversion of American Savings, MHC. Reference is made to the Press Release dated October 5, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------



     Exhibit
     Number                 Description
     ------                 -----------
       99       Press Release dated October 5, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AMERICAN BANCORP OF NEW JERSEY, INC.


Date: October 5, 2005                   By: /s/Eric B. Heyer
                                            ------------------------------------
                                            Eric B. Heyer
                                            Senior Vice President, Treasurer and
                                              Chief Financial Officer